Victory Portfolios IV
Fund	Prospectus Date
Victory Pioneer Active Credit Fund	December 31, 2025
Victory Pioneer Balanced Fund	December 1, 2025
Victory Pioneer Bond Fund	November 1, 2025
Victory Pioneer CAT Bond Fund	March 1, 2026
Victory Pioneer Disciplined Growth Fund	December 31, 2025
Victory Pioneer Disciplined Value Fund	December 31, 2025
Victory Pioneer Equity Income Fund	March 1, 2026
Victory Pioneer Equity Premium Income
Fund	March 1, 2026
Victory Pioneer Floating Rate Fund	March 1, 2026
Victory Pioneer Fundamental Growth Fund	August 1, 2025
Victory Pioneer Global Equity Fund	December 31, 2025
Victory High Income Municipal Fund	December 31, 2025
Victory Pioneer High Yield Fund	March 1, 2026
Victory Pioneer International Equity Fund	April 1, 2026
Victory Pioneer Mid-Cap Value Fund	March 1, 2026
Victory Pioneer Multi-Asset Income Fund	December 1, 2025
Victory Pioneer Multi-Asset Ultrashort
Income Fund	August 1, 2025
Victory Pioneer Select Mid Cap Growth
Fund	April 1, 2026
Victory Pioneer Securitized Income Fund	December 1, 2025
Victory Pioneer Short Term Income Fund	December 31, 2025
Victory Pioneer Solutions – Balanced Fund	December 1, 2025
Victory Pioneer Strategic Income Fund	February 1, 2026

(each, a “Fund” and together, the “Funds”)

Supplement dated May 5, 2026

to each Fund’s Prospectus, as in effect and as may be amended from time to time

The following disclosure replaces in its entirety the existing information related to Merrill Lynch under Appendix A in each Fund’s Prospectus.

Merrill Lynch (“Merrill”)

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

■Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans

■Shares purchased through a Merrill investment advisory program

■Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

■Shares purchased through the Merrill Edge Self-Directed platform

■Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

■Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

■Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

■Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of

Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level- Load Shares Available at Merrill

■Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

■Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

■Shares sold due to return of excess contributions from an IRA account

■Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

■Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans) that are transferred to fee- based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

■Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

■Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

■On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation lease refer to the Merrill SLWD Supplement.

■Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

■On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

If you wish to obtain more information, please call Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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